

The LGL Group, Inc.

(NYSE MKT: LGL)

2014 Annual Meeting of Stockholders

October 21, 2014

Safe Harbor Statement

Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014, as updated by our subsequently filed quarterly reports on Form 10-Q. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Press Release will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

Corporate Snapshot

Publicly traded global corporation

Formed in 1917
IPO in 1946
MtronPTI subsidiary 1965

$24 million	TTM annual revenue June 30, 2014
Global revenue	44% outside U.S.
$3.70	Stock price 10/16/2014
$6.52	52-week high
$9.6 million	market capitalization
$7.6 million	cash and cash equivalents June 30, 2014
$2 billion	total annual worldwide market

MtronPTI: The Primary Brand

Market, design and manufacture customized high-precision components used for frequency control in electronic systems:

~50 years experience	precision filter and timing solutions, industry experts
Blue-chip clients	long product cycles, preferred supplier relationships
Diverse markets	aerospace, communications, defense, instrumentation
Global footprint	worldwide sales, manufacturing and supply chain

MtronPTI
...when timing matters







Management Team

Michael Ferrantino, Sr., Executive Chairman and CEO
40+ years in RF/microwave manufacturing; CEO Valpey-Fisher, Chairman and CEO Micro Networks, et al

LaDuane Clifton, CPA, Chief Financial Officer
18+ years in finance and accounting with public companies; CFO at a21, auditor at KPMG, finance/accounting at Aetna

Conrad Jordan, VP and Business Unit Manager - Timing
21+ years in RF/microwave new product development and engineering; Strategic R&D Manager at TRAK Microwave, et al

Paul Dechen, VP Sales
29+ years in Aero/Defense sales and marketing experience in frequency control and filters

Mike Howard, VP Engineering – Filter
43+ years in Microwave/RF, began at Salford Electrical Instruments, senior member of IEEE since 2005

Joe Doyle, VP Engineering – Timing
33+ years in RF/integrated circuit design, semiconductor physics, modeling; staff engineer at Motorola, Champion Tech.

Timing Business Unit

Timing (65% of revenue)

***Precision quartz oscillators for*:**

- Wireless base stations
- Optical switches and routers
- Airframe & engine control
- Point-to-point radio systems
- Industrial process control


MtronPTI

ADVA Optical Networking

ciena

Honeywell

ERICSSON

Alcatel·Lucent

Microwave data backhaul



Aircraft engine control, air-ground comm



Timing Market

~$3.6 billion crystal & crystal oscillator market

1.5% CAGR through 2018

Company estimates


55%
Crystal
only
(primarily
produced in
Asia)
45%
Oscillator/
Resonator
Oscillator/Resonator
~ $1.6 B
Source: company estimates

Fragmented, competitive

Japanese supplies consumer market

Others typically divisions of large industrials or specialty engineering firms

M&A activity increasing, industry consolidation opportunities

$1.6 B oscillator/resonator market

Aggressive price pressure and more competitors

Suppliers turning to precision timing applications

Filter Business Unit

Custom RF/Microwave Filters (35% of revenue)

High-rel, harsh-enviro filters for:

Vehicle, air, ship communications

UAS navigation, guidance

Weather, aircraft, ship radar

Missile guidance, data links

Anti-IED/EW jammers

Satellite internet



HARRIS

Raytheon

Rockwell Collins
Building trust every day

GENERAL ATOMICS

Public safety radio



UAS satellite data link



RF/Microwave Filter Market

Flat to single digit growth through 2017, growth primarily in cellular handset and data backhaul

MtronPTI's total addressable market of $0.5B expected to remain flat


SAW
Base Station Cavity
uWave
LC
Ceramic
Switched
Tunable
Cystal
Cellular handset
Other
$0.5 B
MtronPTI serves

$1.1 B_{2012}


SAW
Base Station Cavity
uWave
LC
Ceramic
Switched
Tunable
Cystal
Cellular handset
Other
$0.5 B
MtronPTI serves

Source: company estimates

$1.2 B_{2014}

New – First Half 2014

Expanding Product Line



‘tubular’ filters acquired filters assets from Trilithic

added INSITU GENERAL ATOMICS

UAS (unmanned aircraft systems)



switched filters multiple filters in one package

applications include: multi-channel radio for both ground and airborne applications

New this Fall

New technologies / New markets


European Microwave Week
Fiera di Roma, Rome, Italy
5-10 October 2014
EuMW 2014

October: microwave frequency filters and combiners

Frequency UP 10 – 80 GHz waveguide filters

First products: E-band transmit/receive diplexer

Mobile data internet backhaul

Partnership with Microwavefilters®

November: adding active RF modules…

Electronic warfare
Defense communications
Satellite data links
Lab test equipment
Medical equipment

Our Long-Term Strategy

Extend technology and IP position

- Continue to defend position in LC filters while making tunable filter investments
- Investments in high-performance timing for avionics controls, new materials for harsh-enviro

Grow revenue with strategic/emerging clients

- Increased sales support to leverage existing customers, gain share, market expansion
- Incremental capacity investments

  - *Expanded sales representative network in Europe and U.S.*
  - *Expanded capabilities for test and assembly in New Delhi facility*

JV and M&A: Synergistic acquisitions

- Focus on high value-added engineering complements, IP expansion, improved supply
- Mix shift towards lower volume, higher average sale price and margins
- Increase levels of customization, deeper within OEM design cycles

  - *Completed Trilithic filter product line acquisition – January 2014*
  - *Introduced joint marketing/development partner Microwavefilter & TVC – October 2014*
  - *Another joint marketing/development partner to be announced – November 2014*

Short-Term Goals

1.) Stabilize the business to be cashflow positive at current revenue levels.

2.) Execute on key engineering projects and bring to production (new revenue).

3.) Expand footprint in India by adding design capabilities.

4.) Leverage joint marketing/development partners to add new product offerings and extend design bandwidth.

Financial Review

Financial Trends


Revenue, Gross Margin and EBITDA
($ in millions, except percentages)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
(20.0%)
$40.2
$31.3
$46.7
$35.7
$29.7
$26.2
$23.8
25.8%
23.7%
35.0%
30.2%
26.1%
26.1%
23.5%
4.0%
-3.9%
16.2%
4.1%
-3.2%
-8.9%
-12.2%
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
TTM Q2 2014
Revenue
Gross Margin
Adj EBITDA Margin

Capital Position as of:	6/30/2014	12/31/2013
Total Assets	$ 20.5M	$ 21.3M
Net Working Capital	10.3M	12.4M
Cash-Adjusted Working Capital	5.9M	5.9M
Cash and Cash Equivalents	7.6M	8.7M
Total Debt	1.5M	1.2M
Shareholders' Equity	14.9M	16.8M

- Cash and cash equivalents of **$2.94 per share** at 6/30/2014
- Cash-adjusted working capital of **$2.26 per share** at 6/30/2014
- Book value of **$5.73 per share** at 6/30/2014

Order Backlog Trend



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$9.1
$8.6
$8.9
$9.5
$8.7
$8.7
$8.4
$9.1
$8.4
$8.6
$9.1
$9.6
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Income Statement Highlights

($ in millions, except EPS)	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012	FY 2013	TTM Q2 2014
Revenue	$ 40.2	$ 31.3	$ 46.7	$ 35.7	$ 29.7	$ 26.2	$ 23.8
% Change	*1.6%*	*-22.1%*	*49.2%*	*-23.6%*	*-16.8%*	*-11.8%*	*-9.1%*
Gross Profit	10.4	7.4	16.4	10.8	7.7	6.8	5.6
% Margin	*25.8%*	*23.7%*	*35.0%*	*30.2%*	*26.1%*	*26.1%*	*23.5%*
Research & Development	3.1	2.1	1.6	1.9	2.0	2.3	2.2
% of Revenue	*7.6%*	*6.9%*	*3.5%*	*5.2%*	*6.8%*	*8.7%*	*9.4%*
Selling, General & Administrative	8.2	7.2	7.9	8.2	7.5	8.1	7.5
% of Revenue	*20.3%*	*23.0%*	*17.0%*	*23.0%*	*25.3%*	*30.8%*	*31.4%*
Adj. EBITDA *(excl. restr. charges)*	0.2	(1.2)	7.5	1.5	(0.9)	(2.3)	(2.9)
% Margin	*4.0%*	*-3.9%*	*16.2%*	*4.1%*	*-3.2%*	*-8.9%*	*-12.2%*
Pre-Tax Earnings	(1.2)	(2.6)	6.5	0.6	(1.8)	(4.3)	(5.3)
% Margin	*-2.9%*	*-8.2%*	*13.9%*	*1.6%*	*-6.2%*	*-16.3%*	*-22.1%*
Pre-Tax EPS	$ (1.15)	$ (1.14)	$ 2.88	$ 0.22	$ (0.71)	$ (1.65)	$ (2.02)

Balance Sheet Highlights

($ and shares in millions)	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012	FY 2013	Q2 2014
Cash and Cash Equivalents	$ 5.3	$ 3.8	$ 4.1	$ 13.7	$ 10.1	$ 8.7	$ 7.6
% Change	*1.7%*	*-39.5%*	*8.0%*	*69.7%*	*-35.4%*	*-14.0%*	*-12.2%*
Adj. Working Cap (AR + Inv - AP)	9.5	7.8	9.7	8.2	7.2	5.9	5.9
% Change	*5.1%*	*-22.0%*	*19.6%*	*-17.8%*	*-13.6%*	*-18.2%*	*-0.2%*
Working Capital	9.7	5.5	12.8	18.2	16.6	12.4	10.3
% Change	*-11.1%*	*-77.1%*	*57.4%*	*29.4%*	*-9.3%*	*-25.0%*	*-17.1%*
Total Assets	22.4	18.6	23.7	32.4	29.6	21.3	20.5
% Change	*-2.3%*	*-20.4%*	*21.7%*	*26.8%*	*-9.6%*	*-27.9%*	*-4.0%*
Total Debt	6.8	5.0	0.7	3.4	1.3	1.2	1.5
Shareholders' Equity	$ 11.0	$ 9.0	$ 18.7	$ 25.6	$ 24.6	$ 16.8	$ 14.9
Common Stock Outstanding	2.2	2.2	2.3	2.6	2.6	2.6	2.6

Short-Term Goals

1.) Stabilize the business to be cashflow positive at current revenue levels.

2.) Execute on key engineering projects and bring to production (new revenue).

3.) Expand footprint in India by adding design capabilities.

4.) Leverage joint marketing/development partners to add new product offerings and extend design bandwidth.

If we successfully execute on these goals, we expect market appreciation.

GAAP to Non-GAAP Reconciliations

Reconciliation of Net Income (GAAP) to Pre-Tax Earnings (Non-GAAP)
($ millions)

	2008	2009	2010	2011	2012	2013	TTM Q2 2014
Net income (GAAP)	$ (1.3)	$ (2.5)	$ 9.4	$ 0.4	$ (1.3)	$ (8.2)	$ (5.3)
Add: Income tax provision/(benefit)	0.1	0.0	(2.9)	0.2	(0.5)	3.9	0.0
Pre-tax earnings (non-GAAP)	**$ (1.2)**	**$ (2.5)**	**$ 6.5**	**$ 0.6**	**$ (1.8)**	**$ (4.3)**	**$ (5.2)**
Weighted average shares outstanding	2.2	2.2	2.2	2.6	2.6	2.6	2.6

Computation of Adjusted EBITDA (Non-GAAP)
($ millions)

	2008	2009	2010	2011	2012	2013	TTM Q2 2014
Net income/(loss)	$ (1.3)	$ (2.5)	$ 9.4	$ 0.4	$ (1.3)	$ (8.2)	$ (5.3)
Provision/(Benefit) for income taxes	0.1	0.0	(2.9)	0.2	(0.5)	3.9	0.0
Interest	0.3	0.4	0.3	0.1	0.1	0.1	0.1
Depreciation/Amortization	1.1	0.9	0.8	0.8	0.8	1.2	1.2
Restructuring charges	-	-	-	-	-	0.6	0.4
Adjusted EBITDA	**$ 0.2**	**$ (1.2)**	**$ 7.5**	**$ 1.5**	**$ (0.9)**	**$ (2.3)**	**$ (3.6)**

Computation of Adjusted Working Capital
($ millions)

	12/31/2013	6/30/2014
Accounts receivable, net	$ 4.4	$ 3.4
Inventory, net	$ 5.3	$ 4.6
Less: accounts payable	$ (2.5)	$ (2.1)
Adjusted working capital	**$ 7.2**	**$ 5.9**

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the U.S.A.